_________________________________________________________________


                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                   Form 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                    Date of Report (Date of earliest event
                        Reported):  September 12, 1996


     LEHMAN ABS CORPORATION, (as depositor under the Pooling and Servicing Agreement, dated as of August 31, 1996, which forms
Delta Funding Home Equity Loan Trust 1996-2, which will issue the
Delta Funding Home Equity Loan Trust 1996-2, Home Equity Loan Asset-Backed Certificates, Series 1996-2).


                            LEHMAN ABS CORPORATION
          _________________________________________________________
     (Exact name of registrant as specified in its charter)


         Delaware               333-3391         13-3447441
____________________________  ___________    ___________________
(State or Other Jurisdiction  (Commission    (I.R.S. Employer
     of Incorporation)        File Number)   Identification No.)


Three World Financial Center
200 Vesey Street
New York, New York                                  10022
____________________________                      _________
(Address of Principal                             (Zip Code)
 Executive Offices)


Registrant's telephone number, including area code (212) 526-7000
                                                   _____ ________


_________________________________________________________________




Item 5.  Other Events.
____     ____________

Filing of Derived Materials.*
___________________________

     Pursuant to Rule 424(b) under the Securities Act of 1933, concurrently with, or subsequent to, the filing of this Current Report on Form 8-K ("the Form 8-K"), Lehman ABS Corporation (the "Company") is filing a prospectus and prospectus supplement with the Securities and Exchange Commission in relation to its Home Equity Loan Asset-Backed Certificates, Series 1996-2.

     In connection with the offering of the Delta Funding Home Equity Loan Trust 1996-2, Home Equity Loan Asset-Backed Certificates, Series 1996-2, Lehman Brothers Inc. ("Lehman Brothers"), Greenwich Capital Markets, Inc. ("Greenwich Capital") and Prudential Securities Incorporated ("Pru Securities" and, together with Lehman Brothers and Greenwich Capital, the "Underwriters") as Underwriters of the Certificates, have prepared certain materials (the "Derived Materials") for distribution to its potential investors. Although the Company provided the Underwriters with certain information regarding the characteristics of the Loans in the related portfolio, it did not participate in the preparation of the Derived Materials.

     For purposes of this Form 8-K, Derived Materials shall mean computer generated tables and/or charts displaying, with respect to the Certificates, any of the following: yield; average life, duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The Derived Materials of Lehman Brothers are attached hereto as Exhibit 99.1. The Derived Materials of Greenwich Capital are attached hereto as
Exhibit 99.2. The Derived Materials of Pru Securities are attached hereto as Exhibit 99.3.


____________________

* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Prospectus and the Prospectus Supplement of Lehman ABS Corporation, relating to its Delta Funding Home Equity Loan Trust 1996-2, Home Equity Loan Asset-Backed Certificates, Series 1996-2.




Item 7.   Financial Statements, Pro Forma Financial
____      _________________________________________
          Information and Exhibits.
          ________________________

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

P    99.1.     The Derived Materials of Lehman Brothers.
               [Filed on Form SE dated September 16, 1996].

P    99.2.     The Derived Materials of Greenwich Capital.
               [Filed on Form SE dated September 16, 1996].

P    99.3.     The Derived Materials of Pru Securities.
               [Filed on Form SE dated September 16, 1996].




                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              LEHMAN ABS CORPORATION



                              By: /s/ Martin Harding
                                  ____________________________
                                    Martin Harding
                                    Managing Director



Dated:  September 16, 1996




                                Exhibit Index
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